EXCHANGE PLACE ADVISORS TRUST
(the “Trust”)

NORTH SQUARE MULTI STRATEGY FUND

Class A: ORILX

Class I: PORYX

NORTH SQUARE SPECTRUM ALPHA FUND

Class A: ORIGX

Class I: ORIYX

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 30, 2026 to the Funds’ Summary Prospectuses,

Prospectus, and Statement of Additional Information (“SAI”),
dated September 28, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses or SAI. This Supplement supersedes any information to the contrary in the Prospectuses and SAI.

As previously disclosed, a joint special meeting of shareholders of the Funds (the “Special Shareholder Meeting”) was initially held on December 19, 2025 (and then adjourned to subsequent dates as most recently disclosed to shareholders in a Prospectus Supplement dated May 11, 2026) to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and North Square Investments, LLC (the “Adviser”), each Fund’s investment adviser, following the closing date of the acquisition of the Adviser by Azimut Group on January 8, 2026 (the “Transaction”). The Transaction resulted in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of each of the Funds, and the Adviser, and each of the then-current sub-advisory agreements between the Adviser and the sub-advisers to the Funds. Since the date of the Transaction, the Funds have been under interim investment advisory and sub-advisory agreements pending the approval of the New Advisory Agreement.

The Special Shareholder Meeting, which was most recently re-convened on May 14, 2026, was adjourned until May 29, 2026, whereby shareholders of the North Square Multi Strategy Fund approved the New Advisory Agreement. The Special Shareholder Meeting was then further adjourned until June 5, 2026, whereby shareholders of the North Square Spectrum Alpha Fund approved the New Advisory Agreement for that Fund. The New Advisory Agreement with respect to each Fund along with the new sub-advisory agreements with the applicable sub-advisers took effect with respect to each of these Funds following shareholder approval. Additionally, a new expense limitation agreement with respect to the Funds took effect with the approval of the Transaction with respect to each Fund.

This Supplement and the existing Prospectuses and SAI, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Funds’

Prospectuses and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Please contact the Funds at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.